GOF P-2 03/14

SUPPLEMENT DATED MARCH 3, 2014

TO THE CURRENTLY EFFECTIVE PROSPECTUSES

 OF

EACH OF THE LISTED FUNDS

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund

Franklin California Intermediate-Term Tax-Free Income Fund

Franklin California Tax-Exempt Money Fund

Franklin Federal Tax-Free Income Fund

Franklin Municipal Securities Trust

Franklin California High Yield Municipal Fund

Franklin Tennessee Municipal Bond Fund

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin New York Intermediate-Term Tax-Free Income Fund

Franklin Tax-Free Trust

Franklin Alabama Tax-Free Income Fund

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Double Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Insured Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

The Prospectus is amended as follows:

I. For the Franklin Double Tax-Free Income Fund, the “Fund Summary – Principal Risks – Puerto Rico and U.S. Territories” section beginning on page 4 is revised to add the following:

Puerto Rico and U.S. Territories   Because the Fund focuses on the municipal securities of U.S. territories, and currently invests primarily in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico's municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund's investments and its performance.

Certain municipal issuers in Puerto Rico continue to experience significant financial difficulties.  In February 2014, credit rating firms Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rican issuers.  Additionally, each rating agency maintained a negative outlook on certain Puerto Rican issuers, and further downgrades are possible.  The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service.

Because the Fund currently invests primarily in Puerto Rican municipal securities, as of February 2014 a significant portion of the Fund’s holdings were rated below investment grade.  These holdings may fluctuate more in value, be harder to sell and value, and be subject to greater credit risk than investment grade securities.  Although the Fund is closed to new investments, it still must invest any net cash generated through the maturity or sale of portfolio holdings and dividend and capital gain reinvestments.  If the Fund is unable to find sufficient Puerto Rican or other U.S. territory bonds that meet its investment policies, it may be unable to meet its investment goal.

The latest downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues.  Although many investors not permitted to hold below-investment grade debt may have already sold certain Puerto Rican municipal securities amidst the recent market turmoil, these further downgrades could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for such securities.  Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rican municipal securities that may affect the Fund’s investments and its performance.

II. For the Franklin Double Tax-Free Income Fund, “Fund Details – Principal Risks – State and U.S. Territories” section is revised to add the following:

Because the Double Tax-Free Fund currently invests primarily in Puerto Rican municipal securities, as of February 2014 a significant portion of the Fund’s holdings were rated below investment grade.  These holdings may fluctuate more in value, be harder to sell and value, and be subject to greater credit risk than investment grade securities.  Although the Double Tax-Free Fund is closed to new investments, it still must invest any net cash generated through the maturity or sale of portfolio holdings and dividend and capital gain reinvestments.  If the Double Tax-Free Fund is unable to find sufficient Puerto Rican or other U.S. territory bonds that meet its investment policies, it may be unable to meet its investment goal.

III. For all funds, the paragraph beginning with “Certain municipal issuers…” of the “Fund Details – Principal Risks – State and U.S. Territories” section is replaced with the following:

Certain municipal issuers in Puerto Rico continue to experience significant financial difficulties.  In February 2014, credit rating firms Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rican issuers.  Additionally, each rating agency maintained a negative outlook on certain Puerto Rican issuers, and further downgrades are possible.  The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service.

The latest downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues.  Although many investors not permitted to hold below-investment grade debt may have already sold certain Puerto Rican municipal securities amidst the recent market turmoil, these further downgrades could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for such securities.  Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rican municipal securities that may affect the Fund’s investments and its performance.

The discussion above does not include all relevant facts or economic or political conditions that may affect the ability of municipal issuers to meet their debt obligations, and is subject to change without notice. The information provided is based on data as of February 24, 2014, from historically reliable sources, but the investment manager has not independently verified it. This information could change quickly and without notice and is generally only updated annually.

Please keep this supplement for future reference.